GOLDMAN SACHS TRUST II

Goldman Sachs Target Date Portfolios

Class A, Institutional, Service, Class IR, Class R and Class R6 Shares of the

Goldman Sachs Target Date 2020 Portfolio

Goldman Sachs Target Date 2025 Portfolio

Goldman Sachs Target Date 2030 Portfolio

Goldman Sachs Target Date 2035 Portfolio

Goldman Sachs Target Date 2040 Portfolio

Goldman Sachs Target Date 2045 Portfolio

Goldman Sachs Target Date 2050 Portfolio

Goldman Sachs Target Date 2055 Portfolio

(collectively, the “Portfolios”)

Supplement dated May 10, 2017 to the

Prospectus dated February 28, 2017, as supplemented to date

(the “Prospectus”)

The Board of Trustees of Goldman Sachs Trust II recently approved a change to the Portfolios’ fiscal year end. Effective August 1, 2017, the Portfolios’ fiscal year end will be changed from October 31 to August 31.

This Supplement should be retained with your Prospectus for future reference.

TARGDATEFYECHG 05-17